Exhibit 99.2

Thames McGurk Ltd

Report of the Directors and

Financial Statements for the year ended 31st March 2006

Thames McGurk Ltd

Contents of the Financial Statements

for the year ended 31st March 2006

Thames McGurk Ltd

Company Information

for the year ended 31st March 2006

DIRECTORS:	P J Fraine
Miss J K Martindale
P.E. McGurk
Miss A.J. Crisp

SECRETARY:	P J Fraine

REGISTERED OFFICE:	Morley House
6 Nottingham Street
London
WIU 5EJ

REGISTERED NUMBER:	2836677 (England and Wales)

AUDITORS:	Sadofskys, Chartered Accountants
Princes House
Wright Street
Hull
HU2 8HX

Thames McGurk Ltd

Report of the Directors

for the year ended 31st March 2006

The directors present their report with the financial statements of the company for the year ended 31st March 2006.

PRINCIPAL ACTIVITY

The principal activity of the company in the year under review was that of design and artwork studio.

DIRECTORS

The directors during the year under review were:

P J Fraine
Miss J K Martindale
P.E. McGurk
S. J. Marginson FCA	- resigned 6/7/05
Miss A.J. Crisp

The beneficial interests of the directors holding office on 31st March 2006 in the issued share capital of the company were as follows:

	31/3/06	1/4/05
Ordinary £1 shares

P J Fraine	33	33
Miss J K Martindale	33	33
P.E. McGurk	—	—
Miss A.J. Crisp	1	1

STATEMENT OF DIRECTORS’ RESPONSIBILITIES

The directors are responsible for preparing the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). The financial statements are required by law to give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these financial statements, the directors are required to

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

STATEMENT AS TO DISCLOSURE OF INFORMATION TO AUDITORS

So far as the directors are aware, there is no relevant audit information (as defined by Section 234ZA of the Companies Act 1985) of which the company’s auditors are unaware, and each director has taken all the steps that he or she ought to have taken as a director in order to make himself or herself aware of any relevant audit information and to establish that the company’s auditors are aware of that information.

AUDITORS

The auditors, Sadofskys, Chartered Accountants, will be proposed for re-appointment in accordance with Section 385 of the Companies Act 1985.

Thames McGurk Ltd

Report of the Directors

for the year ended 31st March 2006

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:

P J Fraine - Secretary

31st August 2006

Report to the Shareholders of

Thames McGurk Limited

We have examined the financial statements of Thames McGurk Limited for the year ended 31st March 2006 on pages five to ten. These financial statements have been prepared in accordance with the accounting policies set out therein and the requirements of the Financial Reporting Standard for Smaller Entities (effective January 2005).

This report is made solely to the company’s members, as a body. Our work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our work, for this report, or for the opinions we have formed.

Respective responsibilities

The directors’ responsibilities for preparing the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice) are set out on page two.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you whether in our opinion the information given in the Report of the Directors is consistent with the financial statements.

In addition, we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our work, or if information specified by law regarding directors’ remuneration and other transactions is not disclosed.

We read the Report of the Directors and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of opinion

We conducted our work in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board other than as referred to below. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed. The scope of our work was limited in that it was based primarily upon enquiry, analytical procedures and assessing accounting policies in accordance with Generally Accepted Accounting Practice in the UK and the Financial Reporting Standard for Smaller Entities. We also carried out detailed verification work on individual balance sheet and profit and loss items and disclosures in the financial statements to ensure that there was no risk of material misstatement. We have not evaluated the company’s control procedures.

Subject to the above, we planned and performed our work so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion:

•

the financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities, of the state of the company’s affairs as at 31st March 2006 and of its loss for the year then ended;

•	the financial statements have been properly prepared in accordance with the Companies Act 1985; and

•	the information given in the Report of the Directors is consistent with the financial statements.

Emphasis of matter

We would further draw attention to the items set out on page 12.

Sadofskys Chartered Accountants

Registered Auditors

Princes House

Wright Street

Hull

HU2 8HX

5th February 2007

Thames McGurk Ltd

Profit and Loss Account

for the year ended 31st March 2006

		31/3/06	31/3/05
	Notes	£	£
TURNOVER	2	1,980,260	1,394,667

Cost of sales		1,110,141	702,914

GROSS PROFIT		870,119	691,753

Administrative expenses		692,448	461,288

OPERATING PROFIT	3	177,671	230,465

Interest receivable and similar income		515	576

		178,186	231,041

Interest payable and similar charges		1,160	—

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		177,026	231,041

Tax on profit on ordinary activities	4	32,242	43,422

PROFIT FOR THE FINANCIAL YEAR AFTER TAXATION		144,784	187,619

The notes form part of these financial statements

Thames McGurk Ltd

Balance Sheet

31st March 2006

		31/3/06		31/3/05
	Notes	£	£	£	£
FIXED ASSETS
Tangible assets	6		158,308		101,877

CURRENT ASSETS
Debtors	7	457,340		312,735
Cash in hand		2,072		94

		459,412		312,829

CREDITORS
Amounts falling due within one year	8	592,375		383,188

NET CURRENT LIABILITIES			(132,963)		(70,359)

TOTAL ASSETS LESS CURRENT LIABILITIES			25,345		31,518

CREDITORS
Amounts falling due after more than one year	9		(12,930)		—

PROVISIONS FOR LIABILITIES	11		(10,913)		(10,300)

NET ASSETS			1,502		21,218

CAPITAL AND RESERVES
Called up share capital	12		100		100
Profit and loss account	13		1,402		21,118

SHAREHOLDERS’ FUNDS			1,502		21,218

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective January 2005).

The financial statements were approved by the Board of Directors on 31st August 2006 and were signed on its behalf by:

P.E. McGurk - Director

P J Fraine - Director

The notes form part of these financial statements

Thames McGurk Ltd

Notes to the Financial Statements

for the year ended 31st March 2006

1.	ACCOUNTING POLICIES

Accounting convention

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2005).

Turnover

Turnover represents net invoiced sales of goods, excluding value added tax.

Tangible fixed assets

Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life or, if held under a finance lease, over the lease term, whichever is the shorter.

Plant and machinery etc	- 25% on reducing balance

Deferred tax

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

Hire purchase and leasing commitments

Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives or the lease term, whichever is the shorter.

The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of the future payments is treated as a liability.

Rentals paid under operating leases are charged to the profit and loss account on a straight line basis over the period of the lease.

Pensions

The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account.

2.	TURNOVER

The turnover and profit before taxation are attributable to the one principal activity of the company. An analysis of turnover by geographical market is given below:

	31/3/06	31/3/05
United Kingdom	97.06%	100.00%
Asia	2.94%	0.00%

	100.00%	100.00%

Page 7	continued...

Thames McGurk Ltd

Notes to the Financial Satements - continued

for the year ended 31st March 2006

3.	OPERATING PROFIT

The operating profit is stated after charging:

	31/3/06	31/3/05
	£	£
Depreciation - owned assets	45,850	33,959
Depreciation - assets on hire purchase contracts	442	—
Pension costs	15,000	7,728

Directors’ emoluments and other benefits etc	193,801	183,418

4.	TAXATION

Analysis of the tax charge

The tax charge on the profit on ordinary activities for the year was as follows:

	31/3/06	31/3/05
	£	£
Current tax:
UK corporation tax	36,844	43,422
Tax adjustment prior year	(5,215)	—

Total current tax	31,629	43,422
Deferred tax	613	—

Tax on profit on ordinary activities	32,242	43,422

5.	DIVIDENDS

	31/3/06	31/3/05
	£	£
Ordinary shares of £1 each
Interim	164,500	170,000

Page 8	continued...

Thames McGurk Ltd

Notes to the Financial Staments - continued

for the year ended 31st March 2006

6.	TANGIBLE FIXED ASSETS

	Plant and machinery	Motor vehicles	Totals
	£	£	£
COST
At 1st April 2005	233,586	16,197	249,783
Additions	82,308	21,200	103,508
Disposals	(784)	—	(784)

At 31st March 2006	315,110	37,397	352,507

DEPRECIATION
At 1st April 2005	133,731	14,176	147,907
Charge for year	45,345	947	46,292

At 31st March 2006	179,076	15,123	194,199

NET BOOK VALUE
At 31st March 2006	136,034	22,274	158,308

At 31st March 2005	99,855	2,021	101,876

The net book value of tangible fixed assets includes £20,758 in respect of assets held under hire purchase contracts.

7.	DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	31/3/06	31/3/05
	£	£
Trade debtors	438,823	300,593
Other debtors	12,142	12,142
Prepayments and accrued income	6,375	—

	457,340	312,735

8.	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	31/3/06	31/3/05
	£	£
Bank loans and overdrafts	41,539	59,281
Hire purchase contracts	3,214	—
Trade creditors	163,809	48,965
Tax	36,844	48,637
Social security and other taxes	66,186	44,077
Other creditors	280,000	180,650
Accrued expenses	783	1,578

	592,375	383,188

9.	CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

	31/3/06	31/3/05
	£	£
Hire purchase contracts	12,930	—

Page 9	continued...

Thames McGurk Ltd

Notes to the Financial Statements - continued

for the year ended 31st March 2006

10.	SECURED DEBTS

The following secured debts are included within creditors:

	31/3/06	31/3/05
	£	£
Bank overdraft	7,708	—
Hire purchase contracts	16,144	—

	23,852	—

11.	PROVISIONS FOR LIABILITIES

	31/3/06	31/3/05
	£	£
Deferred tax	10,913	10,300

		Deferred tax
		£
Balance at 1st April 2005		10,300
Deferred tax movement		613

Balance at 31st March 2006		10,913

12.	CALLED UP SHARE CAPITAL

Authorised:
Number:	Class:	Nominal	31/3/06	31/3/05
		value:	£	£
1,000	Ordinary	£1	1,000	1.000

Allotted, issued and fully paid:
Number:	Class:	Nominal	31/3/06	31/3/05
		value:	£	£
100	Ordinary	£1	100	100

13.	RESERVES

Profit and loss account
£
At 1st April 2005	21,118
Profit for the year	144,784
Dividends	(164,500)

At 31st March 2006	1,402

Thames McGurk Ltd

Trading and Profit and Loss Account

for the year ended 31st March 2006

	31/3/06		31/3/05
	£	£	£	£
Sales		1,980,260		1,394,667

Cost of sales
Purchases	522,668		359,175
Wages	587,473		343,739

		1,110,141		702,914

GROSS PROFIT		870,119		691,753
Other income
Deposit account interest		515		576

		870,634		692,329

Expenditure
Rent	82,453		31,428
Light and heat	4,133		1,257
Directors’ salaries	189,583		183,418
Directors’ social security	22,386		—
Directors’ pension contributions	15,000		7,650
Pensions	—		78
Other operating leases	13,372		14,026
Telephone	46,480		25,126
Post and stationery	47,967		41,515
Advertising	340		8,120
Motor expenses	96,586		53,308
Carriage	11,624		4,839
Staff welfare	2,067		3,389
Insurance	16,264		4,965
Repairs and renewals	9,841		14,138
Entertainment	17,619		15,088
Cleaning	1,564		278
Sundry expenses	1,332		50
Accountancy	19,513		14,083
Legal fees	36,584		2,545
Bad debts	6,508		—
Bank charges	4,940		2,028
Bank interest	2		—
Bank loan interest	1,158		—
Plant and machinery	45,345		33,285
Motor vehicles	947		674

		693,608		461,288

NET PROFIT		177,026		231,041

This page does not form part of the statutory financial statements

Thames McGurk Limited

Summary of potential adjustments not reflected in the accounts on pages 5 to 11

Details	Profit Effect
£
Hong Kong wages payment not posted	(3,268)
Remove internet expenses behind fixed assets	(3,831)
Adjust depreciation in respect of the above	958
SMP adjustment to closing creditor	(378)
Bad debts to write off	(12,089)
Provision for post year end credit notes	(22,147)
Provision for post year end purchase invoices	(29,763)
Hong Kong auditors fees	(1,379)
Post year end purchase invoices 2005	18,421

Total profit effect	(53,476)

This page does not form part of the statutory financial statements